AMENDMENT TO BUY-SELL AND STOCK OPTION AGREEMENT
                ------------------------------------------------

     THIS AMENDMENT TO BUY-SELL AND STOCK OPTION AGREEMENT is made August 29, 1997 and is effective as of June 29, 1997 by and between KENNETH W. BRILL ("Mr. Brill"), and ENERGY CORPORATION OF AMERICA ("ECA").

     WHEREAS, Mr. Brill and ECA entered into a Buy-Sell and Stock Option Agreement dated as of July 8, 1996; and

     WHEREAS, pursuant to the terms and conditions of the July 8, 1996 Buy-Sell and Stock Option Agreement, Mr. Brill had agreed to sell and transfer 16,000 shares of ECA common stock to ECA; and

     WHEREAS,  Mr. Brill and ECA have amended the terms of such sale as follows:

     1.  Mr.  Brill  sold 3,950 shares of ECA common stock to ECA in July, 1996.

     2. Mr. Brill granted ECA the option to purchase 11,850 shares of ECA stock on the terms and conditions provided in the July 8, 1996 Buy-Sell and Stock Option Agreement, and

     3. Mr. Brill transferred 200 shares of ECA common stock to P. T. Gates in July, 1996; and

     WHEREAS, the parties desire to amend the Buy-Sell and Stock Option Agreement to memorialize such mutually agreed to changes;

     NOW, THEREFORE, Mr. Brill and ECA do hereby agree that the Buy-Sell and Stock Option Agreement shall be amended as follows:

     1. Paragraph 1 is deleted in its entirety and the following paragraph is substituted in its place:

TRANSFER  OF  3,950  SHARES  AND  ISSUANCE  OF  NEW  CERTIFICATE
----------------------------------------------------------------

     The parties acknowledge that as of July, 1996 Mr. Brill transferred, sold and assigned to ECA, and ECA purchased from Mr. Brill 3,950 shares of the common stock of ECA, a West Virginia corporation (the "Initial Shares") at a price of $75.00 per share for a total price of $296,250.00. The parties further acknowledge that ECA has paid Mr. Brill the entire purchase price of $296,250.00 for the Initial Shares. To effect such transaction, Mr. Brill delivered to ECA Stock Certificate No. 13 representing 80,400 shares of ECA common stock, and at Mr. Brill's request and direction, ECA issued Certificate No. 57 representing 200 shares to P. T. Gates, Certificate No. 58 representing 16,000 shares to Mr. Brill, Certificate No. 59 representing 16,000 shares to Mr. Brill, Certificate No. 60 representing 16,000 shares to Mr. Brill, Certificate No. 61 representing 16,000 shares to Mr. Brill and Certificate No. 62 representing 400 shares to Mr. Brill. The remaining 15,800 shares were transferred to ECA of which 3,950 shares were purchased by ECA and the remaining 11,850 shares belong to Mr. Brill. ECA does hereby agree to issue to Mr. Brill a new stock certificate representing 11,850 shares of common stock of ECA.

     2. Paragraph 2 is deleted in its entirety and the following paragraph is substituted in its place:

DEPOSIT  INTO  ESCROW  AND  OPTION  TO  PURCHASE
------------------------------------------------

     In addition to the 64,000 shares of ECA common stock which Mr. Brill has granted ECA the option to purchase, Mr. Brill hereby grants to ECA an option to purchase an additional 11,850 shares (said 75,850 shares are hereinafter collectively referred to as the "Option Shares").

     Mr. Brill will endorse the stock certificates representing the Option Shares and deposit the certificates with an escrow agent mutually selected with ECA (the "Escrow Agent").

     The Escrow Agent shall hold the Option Shares in escrow during the Option Period (as defined below) and will deliver the Option Shares to ECA if and when ECA exercises the option granted to it below. In the event all or any portion of the Option Shares remain in escrow at the expiration of the Option Period, the Escrow Agent shall return all such remaining Option Shares to Mr. Brill, his heirs or assigns. Accordingly, Mr. Brill hereby grants to ECA an exclusive option to purchase the Option Shares during the five year period following the execution of this Amendment to the Buy-Sell and Stock Option Agreement (the "Option Period") as follows:

     a. ECA may purchase 25,283.33 of the Option Shares during each of the next three years for the purchase price of $75.00 per share, payable in accordance with Paragraph 5 below, by providing notice to Mr. Brill of its desire to purchase such shares. Such notice must be provided on or before June 1 of each year.

     b. In the event ECA fails to exercise, in any year, its option to purchase the Option Shares as provided in subparagraph a above, ECA shall have an additional period of two (2) years after July 1, 2000, or until July 1, 2002, in which it may elect to purchase any of the remaining Option Shares by providing reasonable notice to Mr. Brill and by paying the purchase price of $75.00 per share in accordance with Paragraph 5 below.

     c. ECA shall have the absolute right, in its sole discretion, to accelerate all options to purchase under this Agreement and to purchase all, or any portion of the Option Shares at any time during the Option Period.

     3. Paragraph 3 is deleted in its entirety, and the following paragraph is substituted in its place:

THE  PURCHASE  PRICE
--------------------

     The purchase price for the Initial Shares was $75.00 per share (Two Hundred Ninety-Six Thousand Two Hundred Fifty Dollars ($296,250.00)) which purchase price was paid in full by ECA to Mr. Brill. The purchase price for the Option Shares shall be $75.00 per share, payable as provided in Paragraph 5.

     4. Paragraph 4 is deleted in its entirety, and the following paragraph is substituted in its place:

CLOSING
-------

     In the event ECA elects to exercise the option(s) to purchase all or any portion of the Option Shares pursuant to Paragraph 2, delivery of the fully endorsed stock certificates relating to such shares shall take place at 4643 S. Ulster, Suite 1100, Denver, Colorado 80237. All payments by ECA due pursuant to this Agreement shall be made by delivery of the payment in person to such place as may be directed by Mr. Brill.

     5. Paragraph 5 is deleted in its entirety, and the following paragraph is substituted in its place:

PAYMENT
-------

     In the event ECA elects to exercise the option(s) to purchase all or any portion of the Option Shares pursuant to Paragraph 2, ECA will pay the purchase price for such shares in four (4) equal quarterly installments, due July 1, October 1, January 1, and March 1 following the exercise of such option. ECA shall have the right, at its sole discretion, to pay any or all of the quarterly installments prior to the time the same are due.

     6.  Paragraph  7  is  amended  to  read  as  follows:

DIVIDENDS
---------

     All dividends, voting rights and other incidents of ownership of the 3,950 Initial Shares transferred shall immediately vest in ECA. All dividends declared upon the Option Shares, together with all voting rights and all other incidents of ownership, shall be retained by Mr. Brill unless and until ECA shall exercise its options to purchase all or any of the Option Shares pursuant to Paragraph 2 of this Agreement. Upon exercise of each of the options and the transfer of the Option Shares, all dividends, voting rights and other incidents of ownership associated with the shares transferred shall vest in ECA.

     7. Unless amended hereby, all other provisions of the Buy-Sell and Stock Option Agreement dated July 8, 1996 are in full force and effect.

     8.  COUNTERPARTS. This Amendment to Buy-Sell and Stock Option Agreement may
         -------------
be executed in two counterparts, each of which shall be deemed an original, which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have signed this Amendment to Buy-Sell and Stock Option Agreement.


                                       /s/  Kenneth  W.  Brill
                                       -------------------------------
                                       KENNETH  W.  BRILL



                                       ENERGY  CORPORATION  OF  AMERICA

                                       /s/  John  Mork
                                       --------------------------------
                                       By:     JOHN  MORK
                                       Its:    CEO